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Exhibit 32.2

Certification of Senior Vice President, Finance and Chief Financial Officer

Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as Amended

        Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (18 U.S.C. 1350, as adopted), James B. Boyd, the Senior Vice President, Finance and Chief Financial Officer of Silicon Storage Technology, Inc. (the "Company"), hereby certifies that, to the best of his knowledge:

  1.
  The Company's Quarterly Report on Form 10-Q for the period ended March 31, 2007, to which this Certification is attached as Exhibit 32.2 (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        In Witness Whereof, the undersigned has set his hand hereto as of the 18th day of January, 2008.

/s/ JAMES. B BOYD
James B. Boyd Senior Vice President, Finance and Chief Financial Officer

        A signed original of this written statement required by Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, has been provided to Silicon Storage Technology, Inc. and will be retained by Silicon Storage Technology, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

        This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.

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  Exhibit 32.2
Certification of Senior Vice President, Finance and Chief Financial Officer Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as Amended